UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 11, 2011

Vertro, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

143 Varick Street
New York, New York 10013
(212) 231-2000
(Address, including zip code, and telephone number
including area code of Registrant's
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 19, 2011, Peter Corrao, Vertro's President and CEO will be presenting a company overview to conference delegates at the NYSSA Third Annual Technology Innovators Microcap Investment Conference in New York, NY.
A copy of the press release announcing the presentation and the presentation materials are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Vertro utilizes WebSearch, on an exclusive basis, and AdSense Services, on a non-exclusive basis, for approved websites and applications pursuant to the terms of Amendment Number One, dated December 2, 2010, to the Google Services Agreement Order Form, dated January 1, 2009, and Google Services Agreement, dated January 1, 2009 (the “Amendment”) between Vertro and Google. Vertro and its subsidiaries generate revenues when consumers click through listings to Google advertisers' websites.  Under the terms of the Amendment, Google may update their client application guidelines from time to time.  Google's client application guidelines apply to client applications that use Google's search or advertising syndication services and apply to our use of Google's paid search results. On May 11, 2011, Vertro received notice from Google that Google is updating the client application guidelines.   The client application guidelines cover a wide range of subject matters including the number of advertisements available to display to end users and the layout of those advertisements. In anticipation of the changes to the client application guidelines, Vertro has been testing various ad formats and working on ways to minimize the impact of the changes to the client application guidelines.  The client application guidelines will be effective June 10, 2011.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.		Description

99.1		Press release, dated May 16, 2011, entitled “Vertro, Inc. (NASDAQ: VTRO) to Present at the NYSSA Third Annual Technology Innovators Microcap Investment Conference on May 19th”
99.2	Inv	Presentation materials for the NYSSA Third Annual Technology Innovators Microcap Investment Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertro, Inc.

Date: May 17, 2011	By:	/s/ John B. Pisaris
John B. Pisaris
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.		Description

99.1		Press release, dated May 16, 2011, entitled “Vertro, Inc. (NASDAQ: VTRO) to Present at the NYSSA Third Annual Technology Innovators Microcap Investment Conference on May 19th”
99.2	Inv	Presentation materials for the NYSSA Third Annual Technology Innovators Microcap Investment Conference.